                                  EXHIBIT 99.1
             BRIGHTPOINT ANNOUNCES FURTHER RESTATEMENT OF FINANCIAL
          STATEMENTS FOR 1998, 1999, 2000 AND INTERIM PERIODS OF 2001

         Indianapolis, Indiana-January 31, 2002-On November 13, 2001, Brightpoint, Inc. (NASDAQ:CELL) announced that it would restate its annual financial statements for 1998, 1999, 2000 and the interim periods of 2001. The Company entered into an agreement with an insurance company, effective in 1998, relating to retrospective and prospective loss occurrences. The retrospective occurrences related primarily to previously reported losses the Company had sustained in its trading division, an operation that the Company closed in 1998. The Company's November 13, 2001 restatement of its 1998 financial statements included an accrual of approximately $15 million of insurance expense, related to this agreement.

         The Company also announced on November 13, 2001, that it expected to record a gain in the fourth quarter of 2001 related to the termination of the retrospective portion of the agreement. This gain was expected to be realized because the termination would result in lower payments than had been accrued. During the fourth quarter of 2001, the Company completed this termination. The Company has now determined that the appropriate accounting method for the agreement is deposit accounting, which will result in the restatement detailed below to the financial statements. Deposit accounting requires treating the Company's payments under this agreement as deposits rather than as premiums and the Company's receipts under the agreement as withdrawals rather than claims paid by the insurance company, resulting in no income or expense recognition during the term of the agreement.

         As a result of adopting this accounting method, the Company i) wrote-off an insurance receivable of approximately $12 million during the quarter ended December 31, 1998, ii) wrote-off an insurance premium payable of approximately $15 million during the quarter ended December 31, 1998, iii) reversed collectibility reserves that had previously been applied to the aforementioned insurance receivables iv) recorded the applicable income tax impacts of the foregoing actions and v) did not record the anticipated gain related to the termination of the retrospective portion of the agreement in the quarter ended December 31, 2001.

         The restated financial statements also include certain adjustments that were previously deemed to be immaterial. Further details of the restatement will be included in an amended Annual Report on Form 10-K for the year ended December 31, 2000 and other public filings as required. All information in the following tables is presented in thousands, except per share data.

                                                               YEAR ENDED DECEMBER 31, 1998
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                    $  1,584,198       $  1,584,198        $  1,584,198
         Operating income                                 41,486             25,544              28,829
         Net income                                       20,176              8,926               7,529
         Net income per diluted share               $       0.38       $       0.17        $       0.14

         Net income, excluding non-recurring
             items(1)                               $     35,848       $     37,593        $     37,593
         Net income per diluted share,
             excluding non-recurring
             items(1)                               $       0.67       $       0.70        $       0.70

                                                                   DECEMBER 31, 1998
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Balance Sheet Data:
         -------------------
         Working capital                            $    361,049       $    350,645        $    349,248
         Total assets                                    714,450            711,158             699,340
         Long-term obligations                           286,706            286,706             286,706
         Total liabilities                               474,882            483,140             472,719
         Shareholders' equity                            239,568            228,018             226,621


                                                              YEAR ENDED DECEMBER 31, 1999
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                    $  1,768,121       $  1,768,121        $  1,768,121
         Operating loss                                  (52,750)           (49,947)            (47,262)
         Net loss                                        (93,080)           (90,532)            (87,847)
         Net loss per diluted share                 $      (1.75)      $      (1.70)       $      (1.65)

         Net income, excluding non-recurring
             items(2)                               $     16,793       $     15,950        $     15,950
         Net income per diluted share,
             excluding non-recurring
             items(2)                               $       0.31       $       0.29        $       0.29


                                                                    DECEMBER 31, 1999
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Balance Sheet Data:
         -------------------
         Working capital                            $    268,138       $    259,749        $    261,038
         Total assets                                    623,858            623,781             617,500
         Long-term obligations                           230,886            230,886             230,886
         Total liabilities                               467,667            476,292             468,723
         Shareholders' equity                            156,191            147,489             148,777

                                                               YEAR ENDED DECEMBER 31, 2000
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                    $  1,977,011       $  1,977,011        $  1,977,291
         Operating income                                 59,791             62,873              62,137
         Net income                                       41,772             43,992              43,683
         Net income per diluted share               $       0.74       $       0.78        $       0.78

         Net income, excluding non-recurring
             items(3)                               $     40,574       $     42,326        $     40,707
         Net income per diluted share,
             excluding non-recurring
             items(3)                               $       0.72       $       0.75        $       0.73


                                                                    DECEMBER 31, 2000
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Balance Sheet Data:
         -------------------
         Working capital                            $    273,060       $    266,578        $    267,557
         Total assets                                    691,659            691,659             687,787
         Long-term obligations                           198,441            198,441             198,441
         Total liabilities                               492,059            498,541             493,690
         Shareholders' equity                            199,600            193,118             194,097


                                                               QUARTER ENDED MARCH 31, 2001
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                    $    465,326       $    465,326        $    465,046
         Operating income                                  5,374              6,081               7,062
         Net income                                        6,068              6,554               7,024
         Net income per diluted share               $       0.11       $       0.12        $       0.13

         Net income, excluding non-recurring
             items(4)                               $      1,862       $      2,324        $      3,944
         Net income per diluted share,
             excluding non-recurring
             items(4)                               $       0.03       $       0.04        $       0.07

                                                                     MARCH 31, 2001
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Balance Sheet Data:
         -------------------
         Working capital                            $    251,466       $    245,471        $    246,919
         Total assets                                    598,109            598,109             595,638
         Long-term obligations                           175,615            175,615             175,615
         Total liabilities                               397,545            403,540             399,621
         Shareholders' equity                            200,564            194,569             196,017

                                                               QUARTER ENDED JUNE 30, 2001
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                    $    452,334       $    452,334        $    452,334
         Operating loss                                   (7,780)            (7,067)             (7,067)
         Net loss                                         (7,358)            (6,866)             (6,866)
         Net loss per diluted share                 $      (0.13)      $      (0.12)       $      (0.12)

         Net loss, excluding non-recurring
             items(5)                               $     (5,129)      $     (4,675)       $     (4,675)
         Net loss per diluted share, excluding
             non-recurring
             items(5)                               $      (0.09)      $      (0.08)       $      (0.08)

                                                                     JUNE 30, 2001
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Balance Sheet Data:
         -------------------
         Working capital                            $    192,264       $    186,761        $    188,210
         Total assets                                    575,957            575,957             574,199
         Long-term obligations                           129,065            129,065             129,065
         Total liabilities                               385,094            390,597             387,390
         Shareholders' equity                            190,863            185,360             186,809

                                                             QUARTER ENDED SEPTEMBER 30, 2001
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Statement of Operations Data:
         -----------------------------
         Revenue                                    $    499,045       $    499,045        $    499,045
         Operating loss                                   (2,969)            (2,969)             (2,969)
         Net loss                                         (6,881)            (6,881)             (6,881)
         Net loss per diluted share                 $      (0.12)      $      (0.12)       $      (0.12)

         Net income, excluding non-recurring
             items(6)                               $      1,532       $      1,532        $      1,532
         Net income per diluted share,
             excluding non-recurring
             items(6)                               $       0.03       $       0.03        $       0.03

                                                                    SEPTEMBER 30, 2001
                                                    ----------------------------------------------------
                                                                         AS RESTATED        AS RESTATED
                                                     AS INITIALLY        NOVEMBER 13,       JANUARY 31,
                                                       REPORTED             2001               2002
                                                    -------------      --------------      -------------
         Balance Sheet Data:
         -------------------
         Working capital                            $    176,642       $    176,642        $    178,090
         Total assets                                    614,302            614,302             613,257
         Long-term obligations                           130,346            130,346             130,346
         Total liabilities                               437,963            437,963             435,470
         Shareholders' equity                            176,339            176,339             177,787

------------------------------

(1) Excludes the after-tax effect of a non-recurring net investment gain of $0.3 million and non-recurring items relating to trading and other charges of $31.7 million and the results of operations that were terminated or sold in 1999 in accordance with the Company's 1999 restructuring plan.
(2) Reflects operating data for the Company's recurring operations, which exclude i) non-recurring charges related to the Company's 1999 restructuring plan, ii) the results of operations that were terminated or sold in 1999 in accordance with the Company's 1999 restructuring plan and
      iii) the cumulative effect of an accounting change.
(3) Reflects operating data for the Company's recurring operations, which exclude i) non-recurring charges related to the Company's 1999 and 2001 restructuring plans, ii) the results of operations that will be or were terminated or sold in 1999 or 2001 in accordance with the Company's 1999 and 2001 restructuring plans, iii) non-recurring charges related to the Company's facilities consolidation and iv) an extraordinary gain on debt extinguishment.
(4) Reflects operating data for the Company's recurring operations, which exclude the results of operations that will be or were terminated or sold in 2001 in accordance with the Company's 2001 restructuring plan and an extraordinary gain on debt extinguishment.
(5) Reflects operating data for the Company's recurring operations, which exclude the results of operations that will be or were terminated or sold in 2001 in accordance with the Company's 2001 restructuring plan.
(6) Reflects operating data for the Company's recurring operations, which exclude the results of operations that will be or were terminated or sold in 2001 in accordance with the Company's 2001 restructuring plan and a loss resulting from the settlement of disputed amounts due the Company from a handset manufacturer with which the Company has severed its trading relationship.

Contact:  Brightpoint, Inc., Indianapolis, Indiana
          Phillip A. Bounsall, Chief Financial Officer
          317-297-6100